SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                January 31, 2002
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                        (Date of earliest event reported)
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                         Progress Financial Corporation
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             (Exact name of registrant as specified in its charter)
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Delaware                            0-14815                        25-2413363
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(State of other jurisdiction  (Commission File Number)          (IRS Employer
  of incorporation)                                            Identified No.)


4 Sentry Parkway, Suite 200, Blue Bell, Pennsylvania              19422-0764
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(Address of principal executive offices)                         (Zip Code)



                                 (610)-825-8800
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              (Registrant's telephone number, including area code)



                                 Not Applicable
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(Former name,former address and former fiscal year,if changed since last report)
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                         Exhibit Index appears on page 4

Item 5.           Other Events



         Progress Financial Corporation ("Progress" or the "Company") announced the close sale of TechBanc Assets to Comerica Bank - California. For further information, see the press release dated January 31, 2002 attached as Exhibit 99(a) and incorporated herein by reference.

                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      PROGRESS FINANCIAL CORPORATION





Dated:   January 31, 2002              By:   /s/ Michael B. High
                                           ------------------------------------
                                            Michael B. High
                                            Chief Operating Officer and
                                            Chief Financial Officer

                                  EXHIBIT INDEX




    Exhibit Number                         Description


        99(a) Press Release on Progress Financial Corporation Close of Sale of TechBanc Assets to
                                Comerica Bank-California.

                                  Exhibit 99(a)


     Press Release regarding Progress Financial Corporation Close of Sale of
                   TechBanc Assets to Comerica Bank-California

FOR IMMEDIATE RELEASE                      Contacts:
January 31, 2002                           Michael B. High
                                           Progress Financial Corporation
                                           610-941-4804
                                           mike_high@progressbank.com

                                           Keith Turner
                                           Comerica Bank
                                           408-556-5111
                                           keith_turner@comerica.com

                                           Adrienne Moch
                                           Pacifico, Inc. (for Comerica Bank)
                                           408-293-8600 x319
                                           amoch@pacifico.com

          Progress Financial Corporation Closes Sale of TechBanc Assets
                           To Comerica Bank-California


Blue Bell, Pa.--Progress Financial Corporation (the "Company" - Nasdaq: PFNC) and Comerica Bank - California, a subsidiary of Comerica Incorporated (NYSE:
CMA), have closed the previously announced sale of a significant portion of TechBanc, Progress' specialized lending division to Comerica Bank - California. Terms of the agreement were not disclosed.

Included in the sale are loans, deposits and warrants of TechBanc's technology-based companies. This agreement will enable the Technology and Life Sciences Division of Comerica Bank - California to expand in the markets of New Jersey and Pennsylvania.


W. Kirk Wycoff, president and CEO of Progress Bank, explained: "Although TechBanc has significantly contributed to the profitability of Progress Bank, the sale of this division is in keeping with our renewed focus of getting back to basics by dedicating our resources to more traditional lines of business, including community banking."


                                     (more)

    Progress Announces Approval of Sale of TechBanc Assets to Comerica Bank -
                              California...ADD ONE

                         Progress Financial Corporation

Progress Financial Corporation is a unitary thrift holding company headquartered in Blue Bell, Pa. The business of the Company consists primarily of the operation of Progress Bank, which serves businesses and consumers through 20 full-service offices. The Company also offers financial planning services, life insurance, and investments through Progress Financial Resources, Inc., headquartered in Philadelphia.

In addition, the Company receives fees for financial and operational management consulting services for commercial clients through KMR Management, Inc. located in Willow Grove, Pa. The Company's common stock is traded on The Nasdaq Stock Market under the symbol PFNC.

Comerica Incorporated

The Technology and Life Sciences Division of Comerica Bank - California serves major technology centers from 18 offices throughout the United States. It provides credit and financial services and products to young, growing, professionally backed technology and life sciences companies, as well as the mature counterparts in the computer products, Internet services, telecommunications, life sciences and e-commerce industries. Comerica Incorporated is a multi-state financial services provider headquartered in Detroit, with banking subsidiaries in Michigan, California and Texas, banking operations in Florida, and businesses in several other states. Comerica has an investment services affiliate, Munder Capital Management, commercial banking operations in Canada and a commercial banking subsidiary in Mexico. Comerica reported total assets of $51 billion at December 31, 2001.

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